LIST OF SUBSIDIARIES

TRANSPORTATION COMPANIES

1           Jingxing Kaiyuan Transportation Service Co., Ltd. 井陉开元汽车运输服务有限公司 ("Jingxing Transportation")

2           Gaocheng Kaiyuan Transportation Service Co., Ltd. 藁城开元汽车运输服务有限公司 ("Gaocheng Transportation")

3           Pingshan Shijie Kaiyuan Transportation Service Co., Ltd. 平山县世捷开元汽车运输服务有限公司 ("Pingshan Transportation"）

4           Jinzhou Shijie Transportation Service Co., Ltd. 晋州世捷开元汽车运输服务有限公司 ("Jinzhou Shijie Transportation")

5           Xinji Shijie Kaiyuan Transportation Service Co., Ltd. 辛集世捷开元汽车运输服务有限公司 ("Xinji Shijie Transportation")

6           Zhengding Shijie Kaiyuan Transportation Service Co., Ltd. 正定县开元汽车运输服务有限公司 ("Zhengding Shijie Transportation")

7           Quyang Kaiyuan Transportation Service Co., Ltd. 曲阳开元汽车运输服务有限公司 ("Quyang Transportation")

8           Xingtang Shijie Kaiyuan Transportation Service Co., Ltd. 行唐县世捷开元汽车运输服务有限公司 ("Xingtang Transportation"）

9           Rongcheng Kaiyuan Transportation Service Co., Ltd. 容城县开元汽车运输服务有限公司 ("Rongcheng Transportation")

10           Bazhou Kaiyuan Transportation Service Co., Ltd. 霸州市开元汽车运输服务有限公司 ("Bazhou Transportation")

11           Gaobeidian Shijie Kaiyuan Transportation Service Co., Ltd. 高碑店市世捷开元汽车运输服务有限公司 ("Gaobeidian Shijie Transportation")

12           Sanhe Shijie Kaiyuan Transportation Service Co., Ltd 三河世捷开元汽车运输服务有限公司 ("Sanhe Shijie Transportation"）

13           Huailai Kaiyuan Transportation Service Co., Ltd. 怀来开元汽车运输服务有限公司 ("Huailai Transportation"）

14           Fuping Shijie Kaiyuan Transportation Service Co., Ltd. 阜平县世捷开元汽车运输服务有限公司 ("Fuping Shijie Transportation"）

15           Yuxian Kaiyuan Transportation Service Co., Ltd. 蔚县开元汽车运输服务有限公司 ("Yuxian Transportation")

16           Anguo Kaiyuan Transportation Service Co., Ltd. 安国市开元汽车运输服务有限公司 ("Anguo Transportation")

17           Yangyuan Kaiyuan Transportation Service Co., Ltd. 阳原开元汽车运输服务有限公司 ("Yangyuan Transportation")

18           Tangshan Fengrun Kaiyuan Transportation Service Co., Ltd. 唐山市丰润区开元汽车运输服务有限公司 ("Tangshan Fengrun Transportation")

19           Zunhua Kaiyuan Transportation Service Co., Ltd. 遵化开元汽车运输服务有限公司 ("Zunhua Transportation")

20           Zhangjiakou Kaiyuan Transportation Service Co.，Ltd. 张家口开元汽车运输服务有限公司 ("Zhangjiakou Transportation")

21           Qianan Kaiyuan Transportation Service Co., Ltd. 迁安开元汽车运输服务有限公司 ("Qianan Transportation")

22           Kuancheng Xuyuan Transportation Service Co., Ltd. 宽城旭元汽车运输服务有限公司 ("Kuancheng Xuyuan Transportation")

23           Baoding Xuyuan Transportation Service Co., Ltd. 保定旭元汽车运输服务有限公司 ("Baoding Xuyuan Transportation"）

24           Funing Shijie Kaiyuan Transportation Service Co., Ltd. 抚宁县世捷开元汽车运输服务有限公司 ("Funing Shijie Transportation")

25           Langfang Xuyuan Transportation Service Co., Ltd. 廊坊市旭元汽车运输服务有限公司 ("Langfang Xuyuan Transportation"）

26           Leting Xuyuan Transportation Service Co., Ltd. 乐亭县旭元汽车运输服务有限公司 ("Leting Xuyuan Transportation"）

27           Jizhou Kaiyuan Transportation Service Co., Ltd. 冀州市开元汽车运输服务有限公司 ("Jizhou Transportation")

28           Huanghua Shijie Kaiyuan Transportation Service Co., Ltd. 黄骅市世捷开元汽车运输服务有限公司 ("Huanghua Shijie Transportation"）

29           Hejian Kaiyuan Transportation Service Co., Ltd.  河间开元汽车运输服务有限公司 ("Hejian Transportation")

30           Qingxian Kaiyuan Transportation Service Co., Ltd. 青县开元汽车运输服务有限公司 ("Qingxian Transportation"）

31           Shenzhou Shijie Kaiyuan Transportation Service Co., Ltd. 深州市世捷开元汽车运输服务有限公司 ("Shenzhou Shijie Transportation"）

32           Botou Kaiyuan Transportation Service Co., Ltd. 泊头市开元汽车运输服务有限公司 ("Botou Transportation")

33           Fucheng Kaiyuan Transportation Service Co., Ltd. 阜城县开元汽车运输服务有限公司 ("Fucheng Transportation")

34           Zanhuang Kaiyuan Transportation Service Co., Ltd. 赞皇开元汽车运输服务有限公司 ("Zanhuang Transportation"）

35           Yuanshi Shijie Kaiyuan Transportation Service Co., Ltd. 元氏世捷开元汽车运输服务有限公司 ("Yuanshi Shijie Transportation")

36           Gaoyi Kaiyuan Transportation Service Co., Ltd. 高邑开元汽车运输服务有限公司 ("Gaoyi Transportation")

37           Shexian Shijie Kaiyuan Transportation Service Co., Ltd. 涉县世捷开元汽车运输服务有限公司 ("Shexian Shijie Transportation")

38           Shahe Shijie Kaiyuan Transportation Service Co., Ltd. 沙河市世捷开元汽车运输服务有限公司 ("Shahe Transportation")

39           Nanhe Kaiyuan Transportation Service Co., Ltd. 南和县开元汽车运输服务有限公司 ("Nanhe Transportation")

40           Weixian Kaiyuan Transportation Service Co., Ltd. 威县开元汽车运输服务有限公司 ("Weixian Transportation")

41           Wuan Kaiyuan Transportation Service Co., Ltd. 武安市开元汽车运输服务有限公司 ("Wuan Transportation")

42           Longyao Kaiyuan Transportation Service Co., Ltd. 隆尧开元汽车运输服务有限公司 ("Longyao Transportation")

43           Guantao Kaiyuan Transportation Service Co., Ltd. 馆陶县开元汽车运输服务有限公司 ("Guantao Transportation")

44           Feixiang Kaiayuan Transportation Service Co., Ltd. 肥乡县开元汽车运输服务有限公司 ("Feixiang Transportation")

45           Shouyang Shijie Kaiyuan Transportation Service Co., Ltd. 寿阳世捷开元汽车运输服务有限公司 ("Shouyang Shijie Transportation")

46           Yangquan Shijie Kaiyuan Transportation Service Co., Ltd. 阳泉世捷开元汽车运输服务有限公司 ("Yangquan Shijie Transportation")

47           Pingding Shijie Kaiyuan Transportation Service Co., Ltd. 平定世捷开元汽车运输服务有限公司 ("Pingdign Shijie Transportation")

48           Yuxian Shijie Kaiyuan Transportation Service Co., Ltd. 盂县世捷开元汽车运输有限公司 ("Yuxian Shijie Transportation")

49           Jinzhong Shiji Kaiyuan Transportation Service Co., Ltd. 晋中世纪开元汽车运输服务有限公司 ("Jinzhong Shiji Transportation")

50           Qingxu Shijie Kaiyuan Transportation Service Co., Ltd. 清徐县世捷开元汽车运输服务有限公司 ("Qingxu Shijie Transportation")

51           Qixian Kaiyuan Transportation Service Co., Ltd. 祁县开元汽车运输有限公司 ("Qixian Transportation")

52           Linxian Shiji Kaiyuan Transportation Service Co., Ltd. 临县世纪开元汽车运输服务有限公司 ("Linxian Shiji Transportation")

53           Lvliang Shijie Kaiyuan Transportation Service Co., Ltd. 吕梁世捷开元汽车运输服务有限公司 ("Lvliang Shijie Transportation")

54           Quwo Shijie Kaiyuan Transportation Service Co., Ltd. 曲沃世捷开元汽车运输服务有限公司 ("Quwo Shijie Transportation")

55           Xinzhou Xinfu Kaiyuan Transportation Service Co., Ltd. 忻州市忻府区开元汽车运输服务有限公司 ("Xinzhou Xinfu Transportation")

56           Gaoping Shijie Kaiyuan Transportation Service Co., Ltd 高平市世捷开元汽车运输服务有限公司 ("Gaoping Shijie Transportation")

57           Yuncheng Shijie Kaiyuan Transportation Service Co., Ltd 运城市世捷开元汽车运输服务有限公司 ("Yuncheng Shijie Transportation")

58           Changye Shijie Kaiyuan Transportation Service Co., Ltd 长治市世捷开元汽车运输服务有限公司 ("Changye Shijie Transportation")

59           Licheng Kaiyuan Transportation Service Co., Ltd 黎城开元汽车运输服务有限公司 ("Changye Transportation")

60           Ying Xian Kaiyuan Transportation Service Co., Ltd 应县开元汽车运输服务有限公司 ("Ying Xian Transportation")

61           Shuozhou Xuyuan Transportation Service Co., Ltd 朔州市旭元汽车运输有限公司 ("Shuozhou Xuyuan Transportation")

62           Xiaoyi Xuyuan Transportation Service Co., Ltd 孝义市旭元汽车运输服务有限公司 ("Xiaoyi Xuyuan Transportation")

63           Huairen Shijie Kaiyuan Transportation Service Co., Ltd 怀仁县世捷开元汽车运输服务有限公司 ("Huairen Shijie Transportation")

64           Daixian Kaiyuan Transportation Service Co., Ltd 代县世捷开元汽车运输服务有限公司 ("Daixian Shijie Transportation")

65           Wuzhai Kaiyuan Transportation Service Co., Ltd 五寨县世捷开元汽车运输服务有限公司 ("Wuzhai Shijie Transportation")

66           Yangcheng Xuyuan Transportation Service Co., Ltd 阳城县旭元汽车运输服务有限公司 ("Yangcheng Xuyuan Transportation")

67           Hejin Shijie Kaiyuan Transportation Service Co., Ltd 河津市新世捷开元汽车运输服务有限公司 ("Hejin Shijie Transportation")

68           Linfen Raodu Kaiyuan Transportation Service Co., Ltd 临汾市尧都区世捷开元汽车运输有限公司 ("Linfen Raodu Shijie Transportation")

69           Datong Shijie Kaiyuan Transportation Service Co., Ltd 大同市世捷开元汽车运输服务有限公司 ("Datong Shijie Transportation")

70           Hunyuan Shijie Kaiyuan Transportation Service Co., Ltd 浑源县世捷开元汽车运输服务有限公司 ("Hunyuan Shijie Transportation")

71           Heshun Shijie Kaiyuan Transportation Service Co., Ltd 和顺世捷开元汽车运输服务有限公司 ("Heshun Shijie Transportation")

72           Fanzhi Kaiyuan Transportation Service Co., Ltd繁峙县开元汽车运输服务有限公司 ("Fanzhi Transportation")

73           Huozhou Shijie Kaiyuan Transportation Service Co., Ltd 霍州世捷开元汽车运输服务有限公司 ("Huozhou Shijie Transportation")

74           Taiyuan Shida Kaiyuan Transportation Service Co., Ltd 太原市世达开元汽车运输服务有限公司 ("Taiyuan Shida Transportation")

75           Huixian Kaiyuan Transportation Service Co., Ltd. 辉县市开元汽车运输服务有限公司 ("Huixian Transportation")

76           Xinxiang Kaiyuan Transportation Service Co., Ltd. 新乡市开元汽车运输服务有限公司 ("Xinxiang Transportation")

77           Wenxian Shijie Kaiyuan Transportation Service Co., Ltd. 温县世捷开元汽车运输服务有限公司 ("Wenxian Shijie Transportation")

78           Jiyuan Kaiyuan Transportation Service Co., Ltd. 济源市开元汽车运输服务有限公司 ("Jiyuan Transportation")

79           Wushe Xuyuan Transportation Service Co., Ltd. 武陟县旭元汽车运输服务有限公司 ("Wushe Xuyuan Transportation")

80           Xuchang Kaiyuan Transportation Service Co., Ltd. 许昌县开元汽车运输服务有限公司 ("Xuchang Transportation")

81           Xinmi Kaiyuan Transportation Service Co., Ltd. 新密开元汽车运输服务有限公司 ("Xinmi Transportation")

82           Anyang Shijie Kaiyuan Transportation Service Co., Ltd. 安阳世捷开元汽车运输服务有限公司 ("Anyang Shijie Transportation")

83           Jiaozuo Kaiyuan Transportation Service Co., Ltd. 焦作市开元汽车运输服务有限公司 ("Jiaozuo Transportation")

84           Changge Xuyuan Transportation Service Co., Ltd. 长葛市旭元汽车运输服务有限公司 ("Luoyang Xuyuan Transportation")

85           Luoyang Xuyuan Transportation Service Co., Ltd. 洛阳旭元汽车运输服务有限公司 ("Changge Xuyuan Transportation")

86           Linzhou Kaiyuan Transportation Service Co., Ltd. 林州开元汽车运输服务有限公司 ("Linzhou Transportation")

87           Xinan Shijie Kaiyuan Transportation Service Co., Ltd. 新安县世捷开元汽车运输服务有限公司 ("Xinan Shijie Transportation")

88           Puyang Kaiyuan Transportation Service Co., Ltd. 濮阳市开元汽车运输服务有限公司 ("Puyang Transportation")

89           Lankao Kaiyuan Transportation Service Co., Ltd. 兰考县开元汽车运输服务有限公司 ("Lankao Transportation")

90           Zhecheng Xuyuan Transportation Service Co., Ltd. 柘城县旭元汽车运输服务有限公司 ("Zhecheng Xuyuan Transportation")

91           Sanmenxia Xuyuan Transportation Service Co., Ltd. 三门峡旭元汽车运输服务有限公司 ("Sanmenxia Xuyuan Transportation")

92           Yongcheng Kaiyuan Transportation Service Co., Ltd. 永城市开元汽车运输服务有限公司 ("Yongcheng Transportation")

93           Pingdingshan Kaiyuan Transportation Service Co., Ltd. 平顶山市开元汽车运输服务有限公司 ("Pingdingshan Transportation")

94           Nanyang Xuyuan Transportation Service Co., Ltd. 南阳旭元汽车运输服务有限公司 ("Nanyang Xuyuan Transportation")

95           Mianchi Kaiyuan Transportation Service Co., Ltd. 渑池开元汽车运输服务有限公司 ("Mianchi Transportation")

96           Ruzhou Kaiyuan Transportation Service Co., Ltd. 汝州市开元汽车运输服务有限公司 ("Ruzhou Transportation")

97           Shangqiu Kaiyuan Transportation Service Co., Ltd. 商丘市开元汽车运输服务有限公司 ("Shangqiu Transportation")

98           Xiangcheng Kaiyuan Transportation Service Co., Ltd. 项城市开元汽车运输服务有限公司 ("Xiangcheng Transportation")

99           Xinyang Kaiyuan Transportation Service Co., Ltd. 信阳开元汽车运输服务有限公司 ("Xinyang Transportation")

100           Gushi Kaiyuan Transportation Service Co., Ltd. 固始县开元汽车运输服务有限公司 ("Gushi Transportation")

101           Xixia Kaiyuan Transportation Service Co., Ltd. 西峡县开元汽车运输服务有限公司 ("Xixia Transportation")

102           Xiping Kaiyuan Transportation Service Co., Ltd. 西平开元汽车运输服务有限公司 ("Xiping Transportation")

103           Taikang Xuyuan Transportation Service Co., Ltd. 太康县旭元汽车运输服务有限公司 ("Taikang Xuyuan Transportation")

104           Changyuan Kaiyuan Transportation Service Co., Ltd. 长垣开元汽车运输服务有限公司 ("Changyuan Transportation")

105           Yanshi Shijie Kaiyuan Transportation Service Co., Ltd. 偃师世捷开元汽车运输服务有限公司 ("Yanshi Shijie Transportation")

106           Yuanyang Kaiyuan Transportation Service Co., Ltd. 原阳县开元汽车运输服务有限公司 ("Yuanyang Transportation")

107           Hebi Kaiyuan Transportation Service Co., Ltd. 鹤壁开元汽车运输服务有限公司 ("Hebi Transportation")

108           Qinyang Xuyuan Transportation Service Co., Ltd. 沁阳市旭元汽车运输服务有限公司 ("Qinyang Xuyuan Transportation")

109           Luohe Tuowei Transportation Service Co., Ltd. 漯河拓威汽车运输服务有限公司 ("Luohe Tuowei Transportation")

110           Nanle Kaiyuan Transportation Service Co., Ltd. 南乐开元汽车运输服务有限公司 ("Nanle Transportation")

111           Zhoukou Shijie Kaiyuan Transportation Service Co., Ltd. 周口世捷开元汽车运输服务有限公司 ("Zhoukou Shijie Transportation")

112           Gongyi Kaiyuan Transportation Service Co., Ltd. 巩义开元汽车运输服务有限公司 ("Gongyi Transportation")

113           Liaocheng Kaiyuan Transportation Service Co., Ltd. 聊城开元汽车运输服务有限公司 ("Liaocheng Transportation")

114           Boxing Kaiyuan Transportation Service Co., Ltd. 博兴县开元汽车运输服务有限公司 ("Boxing Transportation")

115           Dezhou Xuyuan Transportation Service Co., Ltd. 德州旭元汽车运输服务有限公司 ("Dezhou Xuyuan Transportation")

116           Linshu Kaiyuan Transportation Service Co., Ltd. 临沭开元汽车运输服务有限公司 ("Linshu Transportation")

117           Zoucheng Xuwei Transportation Service Co., Ltd. 邹城市旭威汽车运输服务有限公司 ("Zoucheng Xuwei Transportation")

118           Binzhou Kaiyuan Transportation Service Co., Ltd. 滨州开元汽车运输服务有限公司 ("Binzhou Transportation")

119           Jining Kaiyuan Transportation Service Co., Ltd. 济宁开元汽车运输有限公司 ("Jining Transportation")

120           Leling Kaiyuan Transportation Service Co., Ltd. 乐陵市开元汽车运输服务有限公司 ("Leling Transportation")

121           Linyi Jieyuan Transportation Service Co., Ltd. 临沂捷元汽车运输服务有限公司 ("Linyi Jieyuan Transportation")

122           Donge Kaiyuan Transportation Service Co., Ltd. 东阿开元汽车运输服务有限公司 ("Donge Transportation")

123           Qihe Kaiyuan Transportation Service Co., Ltd. 齐河开元汽车运输服务有限公司 ("Qihe Transportation")

124           Zaozhuang Xuyuan Transportation Service Co., Ltd. 枣庄旭元汽车运输服务有限公司 ("Zaozhuang Xuyuan Transportation")

125           Yanggu Kaiyuan Transportation Service Co., Ltd. 阳谷开元汽车运输服务有限公司 ("Yanggu Transportation")

126           Gaotang Shijie Kaiyuan Transportation Service Co., Ltd. 高唐县世捷开元汽车运输服务有限公司 ("Gaotang Shijie Transportation")

127           Jinan Shijie Kaiyuan Transportation Service Co., Ltd. 济南世捷开元汽车运输服务有限公司 ("Jinan Shijie Transportation")

128           Qingdao Shijie Kaiyuan Transportation Service Co., Ltd. 青岛世捷开元汽车运输服务有限公司 ("Qingdao Shijie Transportation")

129           Zibo Xuyuan Transportation Service Co., Ltd. 淄博旭元汽车运输服务有限公司 ("Zibo Xuyuan Transportation")

130           Taian Kaiyuan Transportation Service Co., Ltd. 泰安市开元汽车运输服务有限公司 ("Taian Transportation")

131           Heze Xuyuan Transportation Service Co., Ltd. 荷泽市旭元汽车运输服务有限公司 ("Heze Xuyuan Transportation")

132           Rizhao Xuyuan Kaiyuan Transportation Service Co., Ltd. 日照旭元汽车运输服务有限公司 ("Rizhao Xuyuan Transportation")

133           Tengzhou Shijie Kaiyuan Transportation Service Co., Ltd. 滕州世捷开元汽车运输服务有限公司 ("Tengzhou Shijie Transportation")

134           Xintai Kaiyuan Transportation Service Co., Ltd. 新泰开元汽车运输服务有限公司 ("Xintai Transportation")

135           Xiajin Tuowei Transportation Service Co., Ltd. 夏津拓威汽车运输服务有限公司 ("Xiajin Tuowei Transportation")

136           Yantai Tuowei Transportation Service Co., Ltd. 烟台拓威汽车运输服务有限公司 ("Yantai Tuowei Transportation")

137           Dongying Shijie Kaiyuan Transportation Service Co., Ltd. 东营世捷开元运输服务有限公司 ("Dongying Shijie Transportation")

138           Jiuxian Xuyuan Transportation Service Co., Ltd. 莒县旭元汽车运输服务有限公司 ("Jiuxian Xuyuan Transportation")

139           Qingdao Pingdu Tuowei Transportation Service Co., Ltd. 青岛平度拓威汽车运输服务有限公司 ("Qingdao Pingdu Tuowei Transportation")

140           Qingzhou Kaiyuan Transportation Service Co., Ltd. 青州开元汽车运输服务有限公司 ("Qingzhou Transportation")

141           Weifang Kaiyuan Transportation Service Co., Ltd. 潍坊市开元汽车运输服务有限公司 ("Weifang Transportation")

142           Zouping Kaiyuan Transportation Service Co., Ltd. 邹平开元汽车运输服务有限公司 ("Zouping Transportation")

143           Shouyang Xuyuan Transportation Service Co., Ltd. 寿光旭元汽车运输服务有限公司 ("Shouyang Xuyuan Transportation")

144           Qingdao Xuwei Transportation Service Co., Ltd. 青岛旭威汽车运输服务有限公司 ("Qingdao Xuwei Transportation")

145           Yuncheng Xuyuan Transportation Service Co., Ltd. 郓城旭元汽车运输服务有限公司 ("Yuncheng Xuyuan Transportation")

146           Gaomi Kaiyuan Transportation Service Co., Ltd. 高密开元汽车运输服务有限公司 ("Gaomi Transportation")

147           Dongping Xuyuan Transportation Service Co., Ltd. 东平旭元汽车运输服务有限公司 ("Dongping Xuyuan Transportation")

148           Guanxian Kaiyuan Transportation Service Co., Ltd. 冠县开元汽车运输服务有限公司 ("Guanxian Transportation")

149           Zaozhuang Kaiyuan Transportation Service Co., Ltd. 枣庄开元汽车运输服务有限公司 ("Zaozhuang Transportation")

150           Laiwu Xuyuan Transportation Service Co., Ltd. 莱芜旭元汽车运输服务有限公司 ("Laiwu Transportation")

151           Wulan Chabu Transportation Service Co., Ltd 乌兰察布市世捷开元汽车运输服务有限公司 (“Wulan Chabu Shijie transportation")

152           Tuo Ke Tuo Xian Kaiyuan Transportation Service Co., Ltd. 托克托县开元汽车运输服务有限公司 ("Tuo Ke Tuo Xian Transportation")

153           Zhungeer Banner Shijie Kaiyuan Transportation Service Co., Ltd. 准格尔旗世捷开元汽车运输有限责任公司    ("Zhungeer Banner Shijie Transportation")

154           Dalate Banner Xuyuan Transportation Service Co., Ltd. 达拉特旗旭元汽车运输服务有限公司 ("Dalate Banner Xuyuan Transportation")

155           Xinghe Kaiyuan Transportation Service Co., Ltd. 兴和开元汽车运输服务有限责任公司 ("Xinghe Transportation")

156           Fengzhen Kaiyuan Transportation Service Co., Ltd. 丰镇市开元汽车运输服务有限公司 ("Fengzhen Transportation")

157           Baotou Xuyuan Transportation Service Co., Ltd. 包头市旭元汽车运输服务有限公司 ("Baotou Xuyuan Transportation")

158           Wuyuan Kaiyuan Transportation Service Co., Ltd. 五原县开元汽车运输服务有限公 ("Wuyuan Transportation")

159           Bayan Nur Kaiyuan Transportation Service Co., Ltd. 巴彦淖尔市开元汽车运输服务有限公司 ("Bayan Nur Transportation")

160           Erdos Shijie Kaiyuan Transportation Service Co., Ltd. 鄂尔多斯市东胜区世捷开元汽车运输服务有限公司 ("Erdos Transportation")

161           Taipusi Banner Kaiyuan Transportation Service Co., Ltd. 太仆寺旗开元汽车运输服务有限公司 (Taipusi Transportation")

162           Chifeng Kaiyuan Transportation Service Co.，Ltd. 赤峰市开元汽车运输服务有限公司 (Chifeng Transportation"）

163           Hohhot Tuowei Transportation Service Co., Ltd. 呼和浩特市拓威汽车运输服务有限责任公司 ("Hohhot Tuowei Transportation")

164           Yanan Baota Xuyuan Transportation Service Co., Ltd. 延安市宝塔区旭元汽车运输服务有限公司 ("Baotai Xuyuan Transportation")

165           Suide Kaiyuan Transportation Service Co., Ltd. 绥德县开元汽车运输服务有限公司 ("Suide Transportation")

166           Fugu Shijie Kaiyuan Transportation Service Co., Ltd. 府谷县世捷开元汽车运输服务有限公司 ("Fugu Shijie Transportation")

167           Mizhi Kaiyuan Transportation Service Co., Ltd. 米脂县开元汽车运输服务有限公司 ("Mizhi Transportation")

168           Shenmu Shijie Kaiyuan Transportation Service Co., Ltd. 神木世捷开元汽车运输服务有限公司   ("Shenmu Shijie Transportation")

169           Yulin Shijie Kaiyuan Transportation Service Co., Ltd. 榆林市榆阳区世捷开元汽车运输服务有限公司 ("Yulin Shijie Transportation")

170           Tongzhou Yaozhou Kaiyuan Transportation Service Co., Ltd. 铜川市耀州区开元汽车运输服务有限公司 ("Tongzhou Yaozhou Transportation")

171           Dali Xuyuan Transportation Service Co., Ltd. 大荔旭元汽车运输服务有限公司 ("Dali Xuyuan Transportation")

172           Xianyang Kaiyuan Transportation Service Co., Ltd. 咸阳开元汽车运输服务有限公司 ("Xianyang Transportation")

173           Zichang Kaiyuan Transportation Service Co., Ltd. 子长县开元汽车运输服务有限公司 ("Zichang Transportation")

174           Shangluo Kaiyuan Transportation Service Co., Ltd. 商洛市开元汽车运输服务有限公司 ("Shangluo Transportation")

175           Beijing Xuyuan Transportation Service Co., Ltd. 北京旭元汽车运输服务有限公司 ("Beijing Xuyuan Transportation")

176           Beijing Shijie Xuyuan Transportation Service Co., Ltd. 北京世捷旭元汽车运输服务有限公司 ("Beijing Shijie Xuyuan Transportation")

177           Tianjin Beichen Xuyuan Transportation Service Co., Ltd. 天津市北辰区旭元汽车运输服务有限公司 ("Tianjin Beichen Xuyuan Transportation")

178           Tianjin Baodi Shijie Xuyuan Transportation Service Co., Ltd. 天津市宝坻区世捷旭元汽车运输服务有限公司 ("Tianjin Baodi Shijie Transportation")

COMMERCIAL VEHICLE SALES AND FINANCING BUSINESS

1.         Hebei Shijie Kaiyuan Logistics Co., Ltd. (河北世捷开元物流有限公司) (“Kaiyuan Logistics”)

2.         Hebei Shijie Kaiyuan Auto Trade Co., Ltd. (河北世捷开元汽车贸易有限公司) (“Kaiyuan Auto Trade”)

3.         Shanxi Chuanglian Auto Trade Co., Ltd. (山西创联汽车贸易有限公司) (“Chuanglian Auto Trade”)

4.         Hebei Chuanglian Trade Co., Ltd. (河北创联贸易有限公司) (“Chuanglian”)

5.         Henan Tuowei Trade Co., Ltd. (河南拓威汽车贸易有限公司) (“HN Tuowei Auto Trade”)

6.         Shandong Kaiyuan Trade Co., Ltd. (山东开元汽车贸易有限公司) (“SD Kaiyuan Auto Trade”)

7.         Inner Mongolia Xuwei Trade Co., Ltd. (内蒙古旭威汽车贸易有限公司) (“Xuwei Auto Trade”)

8.         Hebei Chuangjie Trading Co., Ltd.(河北创捷贸易有限公司) (“Chuangjie Trading”)

9.         Hebei Chuangsheng Trading Co., Ltd. (河北创盛贸易有限公司) (“Chuangsheng Trading”)

10.         Hebei Xuhua Trading Co., Ltd. (河北旭华贸易有限公司) (“Hebei Xuhua Trading”)

INVESTMENT HOLDING COMPANIES

1.         Fancy Think Limited (“Fancy Think”)

2.         AutoChina Group Inc. (“ACG”)